NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 7 dated October 23, 2017

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”). The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary – Summary Risk Factors” beginning on page 4 of the Prospectus by adding the following summary risk factor at the end of such section:

We have entered into a prime brokerage arrangement (the “Financing Arrangement”) that exposes us to certain risks, including counterparty and prime brokerage risk and leverage risk.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary – Use of Leverage” beginning on page 11 of the Prospectus by adding the following paragraph after the second paragraph of such section:

On October 19, 2017, we entered into a Financing Arrangement with BNP Paribas Prime Brokerage International, Ltd. (“BNPP PBI”), BNP Prime Brokerage, Inc. (“BNPP PB”), and BNP Paribas (each a “BNPP Entity” and, together, the “BNPP Entities”). Under the Financing Arrangement, the Company may borrow a maximum of the average amount of aggregate cash borrowings held by the Company under the Financing Agreements (as that term is defined below) over the twenty business days immediately preceding a notice date established by BNPP PBI or otherwise the number of business days since October 19, 2017. In no event may borrowings under the Financing Agreements exceed that permitted by the Investment Company Act of 1940, as amended, which requires the Company to maintain a coverage ratio of total assets to total borrowings and other senior securities, including all borrowings under the Financing Arrangement, of at least 200%. The Financing Arrangement was effected through a U.S. prime brokerage agreement by and between the Company and BNPP PB, on behalf of itself and as agent for the BNPP Entities (the “U.S. PB Agreement”), a prime brokerage agreement by and between the Company, BNPP PBI, and BNP Paribas acting through its New York branch (the “International PB Agreement”), a committed facility agreement by and between the Company and BNPP PBI (the “Committed Facility Agreement”), a special custody and pledge agreement (the “U.S. Triparty Agreement”) by and between the Company, BNPP PB, and State Street Bank and Trust Company, as custodian, and a special custody and pledge agreement (the “International Triparty Agreement”) by and between the Company, BNPP PBI and State Street Bank and Trust Company, as custodian

(collectively, the “Financing Agreements”). The Financing Arrangement permits the Company to borrow funds from the BNPP Entities, subject to certain conditions, and to retain the BNPP Entities for a variety of brokerage services.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors – Risks Relating to Our Business and Structure” beginning on page 31 of the Prospectus by adding the following risk factor to such section:

We have entered into a Financing Arrangement that exposes us to certain risks, including counterparty and prime brokerage risk and leverage risk.

We have entered into a Financing Arrangement with BNPP PBI, BNPP PB, and BNP Paribas pursuant to which the Company may borrow a maximum of the average amount of aggregate cash borrowings held by the Company under the Financing Agreements over the twenty business days immediately preceding a notice date established by BNPP PBI or otherwise the number of business days since October 19, 2017. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—BNP Paribas Financing Arrangement” for a more detailed discussion of the terms of the Financing Arrangement.

The Financing Arrangement is subject to counterparty and prime brokerage risk. Certain entities that have served as prime brokers or counterparties have incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By entering into leverage transactions such as the Financing Arrangement or by using derivatives, swaps or other transactions, the Company assumes the risk that its counterparties could experience similar financial hardships. If a BNPP Entity or another counterparty becomes bankrupt or otherwise fails to perform its obligations under the Financing Arrangement or other contract with the Company, the Company may experience significant delays in obtaining any recovery of collateral under such contract; if the Company’s claim is unsecured, the Company will be treated as a general creditor of the counterparty and will not have any claim with respect to the underlying security. The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.

In addition, because we incur leverage through the Financing Arrangement, such arrangement is subject to leverage risk.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Financial Condition, Liquidity and Capital Resources” by adding the following section immediately prior to the section entitled “Capital Contribution” on page 81 thereof:

BNP Paribas Financing Arrangement

On October 19, 2017, we entered into a Financing Arrangement with BNPP PBI, BNPP PB, and BNP Paribas. Under the Financing Arrangement, the Company may borrow a maximum of the average amount of aggregate cash borrowings held by the Company under the Financing Agreements over the twenty business days immediately preceding a notice date established by BNPP PBI or otherwise the number of business days since October 19, 2017. In no event may borrowings under the Financing Agreements exceed that permitted by the Investment Company Act of 1940, as amended, which requires the Company to maintain a coverage ratio of total assets to total borrowings and other senior securities, including all borrowings under the Financing Arrangement, of at least 200%. The Financing Arrangement was effected through a U.S. P.B. Agreement by and between the Company and BNPP PB, on behalf of itself and as agent for the BNPP Entities, an International PB Agreement by and between the Company, BNPP PBI, and BNP Paribas acting through its New York branch, a Committed Facility Agreement by and between the Company and BNPP PBI, a U.S. Triparty Agreement by and between the Company, BNPP PB, and State Street Bank and Trust Company, as custodian, and an International Triparty Agreement by and between the Company, BNPP PBI and State Street Bank and Trust Company, as custodian.

Pursuant to the U.S. PB Agreement, BNPP PB will provide the Company with prime brokerage services, including opening and maintaining accounts for margin loans, execution, settlement, and other products or services, and otherwise transact business with the Company. Pursuant to the International PB Agreement, BNPP PBI agrees to provide services to the Company similar to those set forth in the U.S. PB Agreement with BNPP PB.

Borrowings under the Committed Facility Agreement accrue interest at a rate equal to the one-month London Interbank Offered Rate, plus 1.60% per annum depending on the asset type of the underlying security. Interest is payable monthly in arrears. The Company may terminate the Committed Facility Agreement upon 179 days’ notice. Absent a default or facility termination event or the ratings decline described in the following sentence, BNPP PBI is required to provide the Company with 179 days’ notice prior to (i) modifying the method for calculating collateral requirements, (ii) recalling or causing repayment of any borrowings under the Committed Facility Agreement, (iii) modifying the interest rate spread on borrowings under the Committed Facility Agreement, (iv) modifying any other fees, provided that BNPP PBI may modify fees immediately if (x) the amount of such fees charged to BNPP PBI have been increased by a service provider or (y) consistent with increases generally to BNPP PBI’s customers made at the same time, and (v) terminating any of the Financing Agreements. BNPP PBI has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., or Fitch Ratings, Ltd., during the period commencing on the closing date of the Committed Facility Agreement (October 19, 2017) and ending on the date of such long-term credit rating decline. Upon any such termination, BNPP PBI shall pay the Company a fee equal to 0.20% of the maximum amount of financing available on the termination date.

The Company’s obligations to the BNPP Entities under the Financing Arrangement are secured by a first priority security interest in the collateral delivered to the BNPP Entities under the Financing Agreements. The portfolio of securities pledged under the U.S. Triparty Agreement and the International Triparty Agreement will be held in a segregated custody account with the Custodian, though BNP Paribas, acting through its New York branch, may act as custodian for certain assets not otherwise held by the Custodian under the Financing Agreements. The value of securities required to be pledged as collateral by the Company is determined in accordance with the margin requirements described in the Financing Agreements.

In connection with the Financing Arrangement, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements, and other customary requirements for similar facilities. The Financing Agreements contain the following customary events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Company; (b) any change in BNPP PBI’s interpretation of applicable law that, in the reasonable opinion of counsel to BNPP PPBI, has the effect of impeding or prohibiting the Financing Arrangement; (c) certain events of insolvency or bankruptcy of the Company; (d) specified material reductions in the Company’s net asset value; (e) any change in the Company’s fundamental investment policies; and (f) the termination of the investment advisory agreement between the Company and NexPoint Advisors, L.P., or if NexPoint Advisors, L.P. otherwise ceases to act as investment adviser to the Company and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP PBI.

Under the terms of the Financing Agreements, BNPP PB and BNPP PBI each have the ability to borrow a portion of the pledged collateral (collectively, the “Hypothecated Securities”), subject to certain limits. The Company receives a fee from BNPP PB or BNPP PBI in connection with any Hypothecated Securities. The Company may designate any security within the pledged collateral as ineligible to be a Hypothecated Security, provided that after such designation there are eligible securities within the segregated custody accounts in an amount at least equal to the outstanding borrowings owed by the Company to BNPP PB and BNPP PBI. The Company may recall any Hypothecated Security at any time and BNPP PB or BNPP PBI must return such security or equivalent security within a commercially reasonable period. In the event BNPP PB or BNPP PBI does not return the security, the Company will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Hypothecated Securities against any outstanding borrowings owed to BNPP PB or BNPP PBI under the Financing Agreements. Hypothecated Securities are marked-to-market daily and if the value of all Hypothecated Securities exceeds 100% of the outstanding borrowings owed by the Company under the Financing Agreements, BNPP PB and BNPP PBI may either reduce the amount of Hypothecated Securities to eliminate such excess or deposit into the segregated custody accounts an amount of cash equal to such excess. The Company will continue to receive interest and the scheduled repayment of principal balances on Hypothecated Securities.

NEX-SUPP7-1017